Exhibit 4.2

PayPal Holdings, Inc.

OFFICER’S CERTIFICATE

June 9, 2023

The undersigned, PayPal Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies through Gabrielle Rabinovitch, its Acting Chief Financial Officer and Senior Vice President, Investor Relations and Treasurer, pursuant to Sections 2.1, 2.3 and 11.5 of the Indenture, dated as of September 26, 2019 (the “Indenture”), by and between the Company, as Issuer, and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, as follows:

1. The form and terms of the 0.813% Notes due 2025 (the “2025 Notes”) are set forth on Annex A attached hereto, the form and terms of the 0.972% Notes due 2026 (the “2026 Notes”) are set forth on Annex B attached hereto, and the form and terms of the 1.240% Notes due 2028 (the “2028 Notes” and, together with the 2025 Notes and the 2026 Notes, the “Notes”) are set forth on Annex C attached hereto. The form and terms of the 2025 Notes, the 2026 Notes and the 2028 Notes have been established pursuant to Sections 2.1 and 2.3 of the Indenture and comply with the Indenture.

2. The undersigned has read the Indenture.

3. The statements made in this certificate are based upon an examination of the Notes to be governed by the Indenture, upon an examination of and familiarity with the Indenture, upon the undersigned’s general knowledge of and familiarity with the operations of the Company and upon the performance of the undersigned’s duties as an officer of the Company.

4. In the opinion of the undersigned, she has made such examination or investigation as is necessary to enable her to express an informed opinion as to whether or not the conditions precedent provided for in the Indenture relating to the issuance and authentication of each series of Notes have been complied with.

5. In the opinion of the undersigned, with respect to the foregoing, the conditions precedent provided for in the Indenture relating to the issuance and authentication of each series of Notes have been complied with.

6. This certificate (and to any document executed under the Indenture) shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act (e.g., www.docusign.com), state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned or photocopied manual signature. Each electronic signature or faxed, scanned or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This certificate may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under any Signature Law due to the character or intended character of the writings.

Except as defined herein, capitalized terms used herein have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized officer as of the date first written above.

PAYPAL HOLDINGS, INC.

By:	/s/ Gabrielle Rabinovitch
	Name:	Gabrielle Rabinovitch
	Title:	Acting Chief Financial Officer and Senior Vice President, Investor Relations and Treasurer

[Signature Page to Officer’s Certificate under the Indenture]

ANNEX A

Pursuant to Section 2.3 of the Indenture, dated as of September 26, 2019 (the “Indenture”), between PayPal Holdings, Inc., a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of Securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “0.813% Notes due 2025” (the “2025 Notes”).

2.

Initial Aggregate Principal Amount. The 2025 Notes shall be limited in initial aggregate principal amount to ¥30,000,000,000 (except for 2025 Notes authenticated and delivered upon registration of transfer or exchange in accordance with the Indenture or this Annex A (this “Annex”)).

3.	Currency Denomination. The 2025 Notes shall be denominated in yen.

4.	Maturity. The date on which the principal of the 2025 Notes is payable is June 9, 2025.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2025 Note shall bear interest from June 9, 2023 at 0.813% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 9 and December 9 of each year, commencing on December 9, 2023, to the Persons in whose names the 2025 Notes are registered at the close of business on the immediately preceding May 25 and November 25, respectively (whether or not such record date is a Business Day). Interest on the 2025 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 9, 2023. Interest on the 2025 Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2025 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and no additional interest shall accrue as a result of such delay in payment).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2025 Notes shall be payable by wire transfer to the account of the Depositary or its nominee, in accordance with the Applicable Procedures. In order to provide for all payments due on the 2025 Notes as the same shall become due, the Issuer shall cause to be paid to the paying agent, no later than 10:00 a.m. London time one Business Day prior to such payment date, at such bank as the paying agent shall previously have notified to the Issuer, in immediately available funds sufficient to meet all payments due on the 2025 Notes. The first paragraph of Section 3.2 of the Indenture is not applicable for the 2025 Notes.

7.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision of or taxing authority in the United States), or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is announced or becomes effective on or after June 2, 2023, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, there is a substantial probability that the Issuer will become, obligated to pay Additional Amounts (as described in Section 16 below), with respect to the 2025 Notes, then the Issuer may at any time at its option redeem the 2025 Notes, in whole but not in part, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the 2025 Notes being redeemed to, but excluding, the date fixed for redemption. The Issuer must give the Holders of the 2025 Notes notice of any redemption of the 2025 Notes not less than 10 days nor more than 60 days before the date fixed for redemption.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2025 Notes in whole as described in Section 7 above, the Issuer will be required to make an offer to each Holder of 2025 Notes to repurchase all or any part (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) of such Holder’s 2025 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2025 Notes repurchased plus any accrued and unpaid interest, if any, on the 2025 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2025 Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2025 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2025 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2025 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)

accept for payment all 2025 Notes or portions of 2025 Notes (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., London time one Business Day prior to such payment date, an amount equal to the aggregate purchase price in respect of all 2025 Notes or portions of 2025 Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the 2025 Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of 2025 Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of 2025 Notes held in book-entry form, transmit electronically) to each Holder of 2025 Notes properly tendered the repurchase price for such 2025 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2025 Note equal in principal amount to any unrepurchased portion of any 2025 Notes surrendered; provided, that each new 2025 Note will be in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof.

The Issuer will not be required to make an offer to repurchase the 2025 Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8 and the third party repurchases all 2025 Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8. In addition, the Issuer will not be required to, and the Issuer will not, make an offer to repurchase any 2025 Notes upon a Change of Control Repurchase Event if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the 2025 Notes.

If Holders of not less than 90% in aggregate principal amount of the 2025 Notes then outstanding validly tender and do not withdraw such 2025 Notes in an offer to repurchase the 2025 Notes upon a Change of Control Repurchase Event and the Issuer, or any third party making such an offer in lieu of the Issuer as described above, purchases all of such 2025 Notes properly tendered and not withdrawn by such Holders, the Issuer or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided, that such notice is given not more than 60 days following such repurchase pursuant to the offer to repurchase the notes upon a Change of Control Repurchase Event described above) to redeem all 2025 Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the 2025 Notes repurchased plus accrued and unpaid interest, if any, on the 2025 Notes repurchased to, but excluding, the Second Change of Control Payment Date.

“Below Investment Grade Rating Event” means the 2025 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2025 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction.

Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the 2025 Notes or fails to make a rating of the 2025 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw- Hill Companies, Inc.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2025 Notes are not mandatorily redeemable. The 2025 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2025 Notes shall be issued initially in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof.

11.

Amount Payable Upon Acceleration. The principal of the 2025 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture. The 2025 Notes shall not be Original Issue Discount Securities within the meaning of the Indenture.

12.	Payment Currency. Principal and interest on the 2025 Notes, including payments made upon any redemption of the 2025 Notes, shall be payable in yen, except as noted in Section 13 below.

13.

Payment Currency – Election. If yen is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control, then all payments in respect of the Notes will be made in U.S. dollars until the yen is again available to the Issuer or so used.

14.

Payment Currency – Index. The amount payable on any date in yen will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/yen exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined by the Issuer in its sole discretion on the basis of the most recently available market exchange rate for yen. Any payment in respect of the Notes so made in U.S. dollars will not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the paying agent will have any responsibility for any calculation or conversion in connection with the foregoing.

15.

Registered Securities. The 2025 Notes shall be issued only as Registered Securities. The 2025 Notes shall initially be issuable as Registered Global Securities and registered in the name of the nominee of the common depositary for the accounts of Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme, subject to Section 2.8 of the Indenture.

16.

Additional Amounts. (a) All payments of principal and interest in respect of the 2025 Notes will be made free and clear of, and without deduction or withholding for or on account of any present or future taxes, duties, assessments or other governmental charges of whatsoever nature required to be deducted or withheld by the United States or any political subdivision or taxing authority of or in the United States (collectively, “Taxes”), unless such withholding or deduction is required by law or the official interpretation or administration thereof. (b) In the event any withholding or deduction on payments in respect of the 2025 Notes for or on account of any present or future tax, assessment or other governmental charge is required to be deducted or withheld by the United States or any political subdivision or taxing authority thereof or therein, the Issuer will pay such additional amounts (the “Additional Amounts”) on the 2025 Notes as will result in receipt by each beneficial owner of such note that is not a U.S. Person (as defined below) of such amounts (after all such withholding or deduction, including on any Additional Amounts) as would have been received by such beneficial owner had no such withholding or deduction been required. (c) The Issuer will not be required, however, to make any payment of Additional Amounts for or on account of: (i) any tax, assessment or other governmental charge that would not have been imposed but for (1) the existence of any present or former connection (other than a connection arising solely from the ownership of those 2025 Notes or the receipt of payments in respect of those 2025 Notes) between a Holder of a 2025 Note (or the beneficial owner for whose benefit such Holder holds such 2025 Note), or between a fiduciary, settlor, beneficiary of, member or shareholder of, or possessor of a power over, that Holder or beneficial owner (if that Holder or beneficial owner is an estate, trust, partnership or corporation) and the United States, including that Holder or beneficial owner, or that fiduciary, settlor, beneficiary, member, shareholder or possessor, being or having been a citizen or resident or treated as a resident of the United States or being or having been engaged in trade or business or present in the United States or having had a permanent establishment in the United States or (2) the presentation of a 2025 Note for payment on a date more than 30 days after the later of the date on which that payment becomes due and payable and the date on which payment is duly provided for; (ii) any estate, inheritance, gift, sales, transfer, capital gains, excise, personal property, wealth or similar tax, assessment or other governmental charge; (iii) any tax, assessment or other governmental charge imposed by reason of the beneficial owner’s past or present status as a passive foreign investment company, a controlled foreign corporation, a foreign tax exempt organization or a personal holding company with respect to the United States or as a corporation that accumulates earnings to avoid U.S. federal income tax; (iv) any tax, assessment or other governmental charge which is payable by any method other than withholding or deducting from payment of principal of or premium, if any, or interest on such 2025 Notes; (v) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of and premium, if any, or interest on any 2025 Note if that payment can be made without withholding by any other paying agent; (vi) any tax, assessment or other governmental charge which would not have been imposed but for the failure of a beneficial owner or any Holder of 2025 Notes to comply with the Issuer’s request or a request of the Issuer’s agent to satisfy certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of the beneficial owner or any Holder of the 2025 Notes that such beneficial owner or Holder is legally able to deliver (including, but not limited to, the requirement to provide an applicable Internal Revenue Service Form W-8, or any subsequent versions thereof or successor thereto, and including, without limitation, any documentation requirement under an applicable income tax treaty); (vii) any tax, assessment or other governmental charge imposed on interest received by (1) a 10-percent shareholder (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the U.S. Treasury regulations that may be promulgated thereunder) of the Issuer’s, (2) a controlled foreign corporation that is related to the Issuer within the meaning of Section 864(d)(4) of the Code or (3) a bank receiving interest described in Section 881(c)(3)(A) of the Code, to the extent such tax, assessment or other governmental charge would not have been imposed but for the beneficial owner’s status as described in clauses (1) through (3) of this paragraph (vii); (viii) any tax, assessment or other governmental charge required to be withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections) (“FATCA”), any regulations or other guidance thereunder, or any agreement (including any intergovernmental agreement) entered into in connection therewith; or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or (ix) any combination of items (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii); nor will the Issuer pay any Additional Amounts to any beneficial owner or Holder of 2025 Notes who is a fiduciary or partnership (including any entity treated as a partnership for U.S. federal income tax purposes) to the extent that a beneficiary or settlor with respect to that fiduciary or a member of that partnership or a beneficial owner thereof would not have been entitled to the payment of those Additional Amounts had that beneficiary, settlor, member or beneficial owner been the beneficial owner of those notes. (d) As used in the preceding paragraph, “U.S. Person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable U.S. Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. (e) Any reference in the terms of the 2025 Notes to any amounts in respect of the 2025 Notes shall be deemed also to refer to any Additional Amounts which may be payable under this provision.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2025 Notes in definitive form.

18.

Registrar; Paying Agent; Depositary. Elavon Financial Services DAC will serve as the Registrar and Transfer Agent and Elavon Financial Services DAC, UK Branch will serve as Paying Agent for the 2025 Notes. Elavon Financial Services DAC will initially serve as the Depositary for the 2025 Notes. Notwithstanding the foregoing, upon notice to the Trustee, the Issuer may change the paying agent, registrar or transfer agent.

19.

Events of Default. In addition to the Events of Default set forth in Section 5.1 of the Indenture, the failure by the Issuer to repurchase 2025 Notes tendered for repurchase following the occurrence of a Change of Control Repurchase Event in conformity with the covenant set forth in Section 8 hereof is an Event of Default with respect to the 2025 Notes.

20.	Covenants. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2025 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2025 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on (a) any Principal Property or (b) any capital stock or Indebtedness of any of the Issuer’s Restricted Subsidiaries (together, “Property”), in each case whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2025 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)

Liens existing on the date of the initial issuance of the 2025 Notes (other than any additional 2025 Notes) or that the Issuer or any of its Restricted Subsidiaries have agreed to pursuant to the terms of agreements existing on the date of the initial issuance of the 2025 Notes (other than any additional 2025 Notes);

(b)	Liens created or incurred after the date of the initial issuance of the 2025 Notes (other than any additional 2025 Notes) created in favor of the holders of the 2025 Notes;

(c)	Liens in favor of the Issuer or one of its Subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 12 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Property, whichever is latest, and shall attach solely to such Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of the purchase price of such Property;

(e)

Liens on any Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(f)

statutory or legislative Liens or other similar Liens (including pledges, deposits, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law) arising in the ordinary course of the Issuer or any of its Restricted Subsidiaries’ business, or Liens arising out of government contracts;

(g)

Liens in connection with legal proceedings, including Liens arising out of judgments or awards, in each case so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(h)

Liens for taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of a Restricted Subsidiary;

(i)	Liens incurred in connection with an acquisition of assets or a project financed on a non- recourse basis;

(j)

deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(k)

easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of the Issuer’s business;

(l)

Liens securing obligations arising under or related to (a) the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business (each such transaction, a “Settlement”) and (b) any payment or reimbursement obligation in respect of the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement (including, for the avoidance of doubt, any agreement with a bank or financial institution providing for short term financing for the purpose of funding any Settlement);

(m)	Liens securing securitized indebtedness and receivables factoring, discounting, facilities or securitizations; and

(n)

any extensions, renewals or replacements of any Lien referred to in clauses (a) through (m) without increase of the principal of the Indebtedness secured by such Lien (except to the extent of any fees or other costs associated with any such extension, renewal or replacement); provided, however, that any Liens permitted by any of clauses (a) through (m) shall not extend to or cover any of the Issuer’s property or the property of any of its Subsidiaries, as the case may be, other than the property specified in such clauses and improvements to such property.

Notwithstanding the foregoing, the Issuer or any of its Restricted Subsidiaries may, without equally and ratably securing the 2025 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto and to the retirement of any Indebtedness that is being retired substantially concurrently, Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (2) $3.5 billion.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2025 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its Restricted Subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

such transaction was entered into prior to the date of the initial issuance of the 2025 Notes (other than any additional 2025 Notes) or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(b)	such transaction was for the sale and leasing back to the Issuer or any of its wholly- owned Subsidiaries of any Principal Property by one of the Issuer’s Restricted Subsidiaries;

(c)	such transaction involves a lease for not more than three years (or which may be terminated by the Issuer or its Restricted Subsidiaries within a period of not more than three years);

(d)

the Issuer would be entitled to incur Indebtedness secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the 2025 Notes pursuant to the first paragraph of the “—Limitation on Liens” covenant described above; or

(e)

the Issuer or any of its Restricted Subsidiaries applies an amount equal to the net proceeds from the sale of such Principal Property to the purchase of other property or assets used or useful in its business (including the purchase or development of other Principal Property) or to the retirement of Indebtedness that is pari passu with the 2025 Notes (including the 2025 Notes) within 365 days before or after the effective date of any such sale and leaseback transaction, provided that, in lieu of applying such amount to the retirement of pari passu Indebtedness, the Issuer may deliver 2025 Notes to the Trustee for cancellation, such 2025 Notes to be credited at the cost thereof.

Notwithstanding the restrictions set forth in the preceding paragraph, the Issuer or any of its Restricted Subsidiaries may enter into any sale and leaseback transaction which would otherwise be subject to the foregoing restrictions, if after giving effect thereto Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the relevant date of determination and (2) $3.5 billion.

“Aggregate Debt” means the sum of the following, as of the date of determination: (1) the aggregate principal amount of the Issuer’s and its Restricted Subsidiaries’ Indebtedness incurred after the date of initial issuance of the 2025 Notes and secured by Liens not permitted by the first paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its Restricted Subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the date of the initial issuance of the 2025 Notes pursuant to the second paragraph of “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (1) the fair market value of such Principal Property as determined in good faith by the Issuer’s board of directors, and (2) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, indebtedness of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments).

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its Restricted Subsidiaries located in the United States, including the Issuer’s principal corporate office, any other offices or data centers or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s board of directors has determined not to be of material importance to the business conducted by the Issuer’s Subsidiaries and the Issuer, taken as a whole.

“Restricted Subsidiary” means any subsidiary of the Issuer that constitutes a “significant subsidiary” (as such term is defined in Regulation S-X, promulgated pursuant to the Securities Act), excluding (a) any subsidiary which is not organized under the laws of any state of the United States of America, (b) any subsidiary which conducts the major portion of its business outside the United States of America and (c) any subsidiary of any of the foregoing.

21.	Conversion and Exchange. The 2025 Notes shall not be convertible into or exchangeable for any other security.

22.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2025 Notes, create and issue additional 2025 Notes with the same terms as the 2025 Notes issued on June 9, 2023 (the “Initial 2025 Notes”), except for the issue date, the offering price and, under certain circumstances, the first interest payment date. Such additional 2025 Notes shall be consolidated and form a single series with the Initial 2025 Notes; provided that if such additional 2025 Notes are not fungible with the Initial 2025 Notes for U.S. federal income tax purposes, such additional 2025 Notes will have one or more separate Common Code/ISIN numbers. No additional 2025 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2025 Notes.

23.	Definitions. Capitalized terms used but not otherwise defined in this Annex shall have the respective meanings ascribed to such terms in the Indenture.

As used herein, the following term has the specified meaning:

“Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the Borough of Manhattan, The City of New York, London or Tokyo are authorized or required by law, regulation or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET system), or any successor or replacement for that system, operates.

“yen” and “¥” means the lawful currency of Japan.

24.

Other Terms. The 2025 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2025 Notes attached hereto as Annex A-1. In case of any conflict between this Annex or the form of the 2025 Notes and the Indenture, this Annex or the form of the 2025 Notes shall control, as applicable.

ANNEX A-1

FORM OF 2025 NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING S.A., LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. R-A1	COMMON CODE NO. 263423402
ISIN NO. XS2634234020

PAYPAL HOLDINGS, INC.

0.813% Notes due 2025

PayPal Holdings, Inc., a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of Thirty Billion Yen (¥30,000,000,000) on June 9, 2025 and to pay interest on said principal sum from June 9, 2023, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 9 and December 9 (each such date, an “Interest Payment Date”) of each year commencing on December 9, 2023, at the rate of 0.813% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to

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on the reverse hereof) be paid to the Person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding May 25 and November 25 prior to such Interest Payment Date, as applicable (whether or not such record date is a Business Day). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures. In order to provide for all payments due on the 2025 Notes as the same shall become due, the Issuer shall cause to be paid to the paying agent, no later than 10:00 a.m. London time one Business Day prior to such payment date, at such bank as the paying agent shall previously have notified to the Issuer, in immediately available funds sufficient to meet all payments due on the 2025 Notes.

Initial Holders will be required to pay for the this Note in yen, and all payments on this Note will be payable in yen, provided, that if on or after June 2, 2023, the yen is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control, then all payments in respect of this Note will be made in U.S. dollars until the yen is again available to the Issuer or so used. The amount payable on any date in yen will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/yen exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Issuer’s sole discretion on the basis of the most recently available market exchange rate for the yen. Any payment in respect of this Note so made in U.S. dollars will not constitute an Event of Default under this Note or the Indenture governing this Note. Neither the Trustee nor the paying agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“yen” and “¥” means the lawful currency of Japan.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Except as defined herein, capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture. As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the Borough of Manhattan, The City of New York, London or Tokyo are authorized or required by law, regulation or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET system), or any successor or replacement for that system, operates.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

PAYPAL HOLDINGS, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to 2025 Global Note – A1]

[REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of Securities of the Issuer designated as its 0.813% Notes due 2025 (the “Notes”). The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of September 26, 2019 (the “Indenture”), duly executed and delivered between the Issuer and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee with respect to the Notes (the “Trustee”), to which the Indenture and the Officer’s Certificate setting forth the terms of the Notes is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The Notes are Senior Securities within the meaning of the Indenture.

The Notes are issuable only as Registered Securities in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision of or taxing authority in the United States), or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is announced or becomes effective on or after June 2, 2023, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, there is a substantial probability that the Issuer will become, obligated to pay Additional Amounts (as defined below), with respect to the 2025 Notes, then the Issuer may at any time at its option redeem the 2025 Notes, in whole but not in part, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the 2025 Notes being redeemed to, but excluding, the date fixed for redemption. The Issuer must give the Holders of the 2025 Notes notice of any redemption of the 2025 Notes not less than 10 days or more than 60 days before the date fixed for redemption.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

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The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., London time one Business Day prior to such payment date, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein. In addition, the Issuer will not be required to, and will not, make an offer to repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes.

If Holders of not less than 90% in aggregate principal amount of the Notes then outstanding validly tender and do not withdraw such Notes in an offer to repurchase the Notes upon a Change of Control Repurchase Event and the Issuer, or any third party making such an offer in lieu of the Issuer as described above, purchases all of such Notes properly tendered and not withdrawn by such Holders, the Issuer or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided, that such notice is given not more than 60 days following such repurchase pursuant to the offer to repurchase the Notes upon a Change of Control Repurchase Event described above) to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Payment Date.

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“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect Holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer or the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

All payments of principal and interest in respect of the 2025 Notes will be made free and clear of, and without deduction or withholding for or on account of any present or future taxes, duties, assessments or other governmental charges of whatsoever nature required to be deducted or withheld by the United States or any political subdivision or taxing authority of or in the United States (collectively, “Taxes”), unless such withholding or deduction is required by law or the official interpretation or administration thereof.

In the event any withholding or deduction on payments in respect of the 2025 Notes for or on account of any present or future tax, assessment or other governmental charge is required to be deducted or withheld by the United States or any political subdivision or taxing authority thereof or therein, the Issuer will pay such additional amounts (the “Additional Amounts”) on the 2025 Notes as will result in receipt by each beneficial owner of such note that is not a U.S. Person (as defined below) of such amounts (after all such withholding or deduction, including on any Additional Amounts) as would have been received by such beneficial owner had no such withholding or deduction been required. The Issuer will not be required, however, to make any payment of Additional Amounts for or on account of:

a.

any tax, assessment or other governmental charge that would not have been imposed but for (1) the existence of any present or former connection (other than a connection arising solely from the ownership of those 2025 Notes or the receipt of payments in respect of those 2025 Notes) between a Holder of a 2025 Note (or the beneficial owner for whose benefit such Holder holds such 2025 Note), or between a fiduciary, settlor, beneficiary of, member or shareholder of, or possessor of a power over, that Holder or beneficial owner (if that Holder or beneficial owner is an estate, trust, partnership or corporation) and the United States, including that Holder or beneficial owner, or that fiduciary, settlor, beneficiary, member, shareholder or possessor, being or having been a citizen or resident or treated as a resident of the United States or being or having been engaged in trade or business or present in the United States or having had a permanent establishment in the United States or (2) the presentation of a 2025 Note for payment on a date more than 30 days after the later of the date on which that payment becomes due and payable and the date on which payment is duly provided for;

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b.	any estate, inheritance, gift, sales, transfer, capital gains, excise, personal property, wealth or similar tax, assessment or other governmental charge;

c.

any tax, assessment or other governmental charge imposed by reason of the beneficial owner’s past or present status as a passive foreign investment company, a controlled foreign corporation, a foreign tax exempt organization or a personal holding company with respect to the United States or as a corporation that accumulates earnings to avoid U.S. federal income tax;

d.	any tax, assessment or other governmental charge which is payable by any method other than withholding or deducting from payment of principal of or premium, if any, or interest on such 2025 Notes;

e.

any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of and premium, if any, or interest on any 2025 Note if that payment can be made without withholding by any other paying agent;

f.

any tax, assessment or other governmental charge which would not have been imposed but for the failure of a beneficial owner or any Holder of 2025 Notes to comply with the Issuer’s request or a request of the Issuer’s agent to satisfy certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of the beneficial owner or any Holder of the 2025 Notes that such beneficial owner or Holder is legally able to deliver (including, but not limited to, the requirement to provide an applicable Internal Revenue Service Form W-8, or any subsequent versions thereof or successor thereto, and including, without limitation, any documentation requirement under an applicable income tax treaty);

g.

any tax, assessment or other governmental charge imposed on interest received by (1) a 10-percent shareholder (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the U.S. Treasury regulations that may be promulgated thereunder) of the Issuer, (2) a controlled foreign corporation that is related to the Issuer within the meaning of Section 864(d)(4) of the Code or (3) a bank receiving interest described in Section 881(c)(3)(A) of the Code, to the extent such tax, assessment or other governmental charge would not have been imposed but for the beneficial owner’s status as described in clauses (1) through (3) of this paragraph (g);

h.

any tax, assessment or other governmental charge required to be withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections) (“FATCA”), any regulations or other guidance thereunder, or any agreement (including any intergovernmental agreement) entered into in connection therewith; or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or

i.	any combination of items (a), (b), (c), (d), (e), (f), (g) and (h);

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nor will the Issuer pay any Additional Amounts to any beneficial owner or Holder of 2025 Notes who is a fiduciary or partnership (including any entity treated as a partnership for U.S. federal income tax purposes) to the extent that a beneficiary or settlor with respect to that fiduciary or a member of that partnership or a beneficial owner thereof would not have been entitled to the payment of those Additional Amounts had that beneficiary, settlor, member or beneficial owner been the beneficial owner of those notes.

As used in the preceding paragraph, “U.S. Person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable U.S. Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Any reference in the terms of the 2025 Notes to any amounts in respect of the 2025 Notes shall be deemed also to refer to any Additional Amounts which may be payable under this provision.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

A-1-10

ANNEX B

Pursuant to Section 2.3 of the Indenture, dated as of September 26, 2019 (the “Indenture”), between PayPal Holdings, Inc., a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of Securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “0.972% Notes due 2026” (the “2026 Notes”).

2.

Initial Aggregate Principal Amount. The 2026 Notes shall be limited in initial aggregate principal amount to ¥23,000,000,000 (except for 2026 Notes authenticated and delivered upon registration of transfer or exchange in accordance with the Indenture or this Annex B (this “Annex”)).

3.	Currency Denomination. The 2026 Notes shall be denominated in yen.

4.	Maturity. The date on which the principal of the 2026 Notes is payable is June 9, 2026.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2026 Note shall bear interest from June 9, 2023 at 0.972% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 9 and December 9 of each year, commencing on December 9, 2023, to the Persons in whose names the 2026 Notes are registered at the close of business on the immediately preceding May 25 and November 25, respectively (whether or not such record date is a Business Day). Interest on the 2026 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 9, 2023. Interest on the 2026 Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2026 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and no additional interest shall accrue as a result of such delay in payment).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2026 Notes shall be payable by wire transfer to the account of the Depositary or its nominee, in accordance with the Applicable Procedures. In order to provide for all payments due on the 2026 Notes as the same shall become due, the Issuer shall cause to be paid to the paying agent, no later than 10:00 a.m. London time one Business Day prior to such payment date, at such bank as the paying agent shall previously have notified to the Issuer, in immediately available funds sufficient to meet all payments due on the 2026 Notes. The first paragraph of Section 3.2 of the Indenture is not applicable for the 2026 Notes.

7.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision of or taxing authority in the United States), or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is announced or becomes effective on or after June 2, 2023, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, there is a substantial probability that the Issuer will become, obligated to pay Additional Amounts (as described in Section 16 below), with respect to the 2026 Notes, then the Issuer may at any time at its option redeem the 2026 Notes, in whole but not in part, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the 2026 Notes being redeemed to, but excluding, the date fixed for redemption. The Issuer must give the Holders of the 2026 Notes notice of any redemption of the 2026 Notes not less than 10 days nor more than 60 days before the date fixed for redemption.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2026 Notes in whole as described in Section 7 above, the Issuer will be required to make an offer to each Holder of 2026 Notes to repurchase all or any part (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) of such Holder’s 2026 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2026 Notes repurchased plus any accrued and unpaid interest, if any, on the 2026 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2026 Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2026 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2026 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2026 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)

accept for payment all 2026 Notes or portions of 2026 Notes (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., London time one Business Day prior to such payment date, an amount equal to the aggregate purchase price in respect of all 2026 Notes or portions of 2026 Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the 2026 Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of 2026 Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of 2026 Notes held in book-entry form, transmit electronically) to each Holder of 2026 Notes properly tendered the repurchase price for such 2026 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2026 Note equal in principal amount to any unrepurchased portion of any 2026 Notes surrendered; provided, that each new 2026 Note will be in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof.

The Issuer will not be required to make an offer to repurchase the 2026 Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8 and the third party repurchases all 2026 Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8. In addition, the Issuer will not be required to, and the Issuer will not, make an offer to repurchase any 2026 Notes upon a Change of Control Repurchase Event if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the 2026 Notes.

If Holders of not less than 90% in aggregate principal amount of the 2026 Notes then outstanding validly tender and do not withdraw such 2026 Notes in an offer to repurchase the 2026 Notes upon a Change of Control Repurchase Event and the Issuer, or any third party making such an offer in lieu of the Issuer as described above, purchases all of such 2026 Notes properly tendered and not withdrawn by such Holders, the Issuer or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided, that such notice is given not more than 60 days following such repurchase pursuant to the offer to repurchase the notes upon a Change of Control Repurchase Event described above) to redeem all 2026 Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the 2026 Notes repurchased plus accrued and unpaid interest, if any, on the 2026 Notes repurchased to, but excluding, the Second Change of Control Payment Date.

“Below Investment Grade Rating Event” means the 2026 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2026 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction.

Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the 2026 Notes or fails to make a rating of the 2026 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw- Hill Companies, Inc.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2026 Notes are not mandatorily redeemable. The 2026 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2026 Notes shall be issued initially in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof.

11.

Amount Payable Upon Acceleration. The principal of the 2026 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture. The 2026 Notes shall not be Original Issue Discount Securities within the meaning of the Indenture.

12.	Payment Currency. Principal and interest on the 2026 Notes, including payments made upon any redemption of the 2026 Notes, shall be payable in yen, except as noted in Section 13 below.

13.

Payment Currency – Election. If yen is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control, then all payments in respect of the Notes will be made in U.S. dollars until the yen is again available to the Issuer or so used.

14.

Payment Currency – Index. The amount payable on any date in yen will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/yen exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined by the Issuer in its sole discretion on the basis of the most recently available market exchange rate for yen. Any payment in respect of the Notes so made in U.S. dollars will not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the paying agent will have any responsibility for any calculation or conversion in connection with the foregoing.

15.

Registered Securities. The 2026 Notes shall be issued only as Registered Securities. The 2026 Notes shall initially be issuable as Registered Global Securities and registered in the name of the nominee of the common depositary for the accounts of Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme, subject to Section 2.8 of the Indenture.

16.

Additional Amounts. (a) All payments of principal and interest in respect of the 2026 Notes will be made free and clear of, and without deduction or withholding for or on account of any present or future taxes, duties, assessments or other governmental charges of whatsoever nature required to be deducted or withheld by the United States or any political subdivision or taxing authority of or in the United States (collectively, “Taxes”), unless such withholding or deduction is required by law or the official interpretation or administration thereof. (b) In the event any withholding or deduction on payments in respect of the 2026 Notes for or on account of any present or future tax, assessment or other governmental charge is required to be deducted or withheld by the United States or any political subdivision or taxing authority thereof or therein, the Issuer will pay such additional amounts (the “Additional Amounts”) on the 2026 Notes as will result in receipt by each beneficial owner of such note that is not a U.S. Person (as defined below) of such amounts (after all such withholding or deduction, including on any Additional Amounts) as would have been received by such beneficial owner had no such withholding or deduction been required. (c) The Issuer will not be required, however, to make any payment of Additional Amounts for or on account of: (i) any tax, assessment or other governmental charge that would not have been imposed but for (1) the existence of any present or former connection (other than a connection arising solely from the ownership of those 2026 Notes or the receipt of payments in respect of those 2026 Notes) between a Holder of a 2026 Note (or the beneficial owner for whose benefit such Holder holds such 2026 Note), or between a fiduciary, settlor, beneficiary of, member or shareholder of, or possessor of a power over, that Holder or beneficial owner (if that Holder or beneficial owner is an estate, trust, partnership or corporation) and the United States, including that Holder or beneficial owner, or that fiduciary, settlor, beneficiary, member, shareholder or possessor, being or having been a citizen or resident or treated as a resident of the United States or being or having been engaged in trade or business or present in the United States or having had a permanent establishment in the United States or (2) the presentation of a 2026 Note for payment on a date more than 30 days after the later of the date on which that payment becomes due and payable and the date on which payment is duly provided for; (ii) any estate, inheritance, gift, sales, transfer, capital gains, excise, personal property, wealth or similar tax, assessment or other governmental charge; (iii) any tax, assessment or other governmental charge imposed by reason of the beneficial owner’s past or present status as a passive foreign investment company, a controlled foreign corporation, a foreign tax exempt organization or a personal holding company with respect to the United States or as a corporation that accumulates earnings to avoid U.S. federal income tax; (iv) any tax, assessment or other governmental charge which is payable by any method other than withholding or deducting from payment of principal of or premium, if any, or interest on such 2026 Notes; (v) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of and premium, if any, or interest on any 2026 Note if that payment can be made without withholding by any other paying agent; (vi) any tax, assessment or other governmental charge which would not have been imposed but for the failure of a beneficial owner or any Holder of 2026 Notes to comply with the Issuer’s request or a request of the Issuer’s agent to satisfy certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of the beneficial owner or any Holder of the 2026 Notes that such beneficial owner or Holder is legally able to deliver (including, but not limited to, the requirement to provide an applicable Internal Revenue Service Form W-8, or any subsequent versions thereof or successor thereto, and including, without limitation, any documentation requirement under an applicable income tax treaty); (vii) any tax, assessment or other governmental charge imposed on interest received by (1) a 10-percent shareholder (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the U.S. Treasury regulations that may be promulgated thereunder) of the Issuer, (2) a controlled foreign corporation that is related to the Issuer within the meaning of Section 864(d)(4) of the Code or (3) a bank receiving interest described in Section 881(c)(3)(A) of the Code, to the extent such tax, assessment or other governmental charge would not have been imposed but for the beneficial owner’s status as described in clauses (1) through (3) of this paragraph (vii); (viii) any tax, assessment or other governmental charge required to be withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections) (“FATCA”), any regulations or other guidance thereunder, or any agreement (including any intergovernmental agreement) entered into in connection therewith; or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or (ix) any combination of items (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii); nor will the Issuer pay any Additional Amounts to any beneficial owner or Holder of 2026 Notes who is a fiduciary or partnership (including any entity treated as a partnership for U.S. federal income tax purposes) to the extent that a beneficiary or settlor with respect to that fiduciary or a member of that partnership or a beneficial owner thereof would not have been entitled to the payment of those Additional Amounts had that beneficiary, settlor, member or beneficial owner been the beneficial owner of those notes. (d) As used in the preceding paragraph, “U.S. Person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable U.S. Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. (e) Any reference in the terms of the 2026 Notes to any amounts in respect of the 2026 Notes shall be deemed also to refer to any Additional Amounts which may be payable under this provision.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2026 Notes in definitive form.

18.

Registrar; Paying Agent; Depositary. Elavon Financial Services DAC will serve as the Registrar and Transfer Agent and Elavon Financial Services DAC, UK Branch will serve as Paying Agent for the 2026 Notes. Elavon Financial Service DAC will initially serve as the Depositary for the 2026 Notes. Notwithstanding the foregoing, upon notice to the Trustee, the Issuer may change the paying agent, registrar or transfer agent.

19.

Events of Default. In addition to the Events of Default set forth in Section 5.1 of the Indenture, the failure by the Issuer to repurchase 2026 Notes tendered for repurchase following the occurrence of a Change of Control Repurchase Event in conformity with the covenant set forth in Section 8 hereof is an Event of Default with respect to the 2026 Notes.

20.	Covenants. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2026 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2026 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on (a) any Principal Property or (b) any capital stock or Indebtedness of any of the Issuer’s Restricted Subsidiaries (together, “Property”), in each case whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2026 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)

Liens existing on the date of the initial issuance of the 2026 Notes (other than any additional 2026 Notes) or that the Issuer or any of its Restricted Subsidiaries have agreed to pursuant to the terms of agreements existing on the date of the initial issuance of the 2026 Notes (other than any additional 2026 Notes);

(b)	Liens created or incurred after the date of the initial issuance of the 2026 Notes (other than any additional 2026 Notes) created in favor of the holders of the 2026 Notes;

(c)	Liens in favor of the Issuer or one of its Subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 12 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Property, whichever is latest, and shall attach solely to such Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of the purchase price of such Property;

(e)

Liens on any Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(f)

statutory or legislative Liens or other similar Liens (including pledges, deposits, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law) arising in the ordinary course of the Issuer or any of its Restricted Subsidiaries’ business, or Liens arising out of government contracts;

(g)

Liens in connection with legal proceedings, including Liens arising out of judgments or awards, in each case so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(h)

Liens for taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of a Restricted Subsidiary;

(i)	Liens incurred in connection with an acquisition of assets or a project financed on a non- recourse basis;

(j)

deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(k)

easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of the Issuer’s business;

(l)

Liens securing obligations arising under or related to (a) the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business (each such transaction, a “Settlement”) and (b) any payment or reimbursement obligation in respect of the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement (including, for the avoidance of doubt, any agreement with a bank or financial institution providing for short term financing for the purpose of funding any Settlement);

(m)	Liens securing securitized indebtedness and receivables factoring, discounting, facilities or securitizations; and

(n)

any extensions, renewals or replacements of any Lien referred to in clauses (a) through (m) without increase of the principal of the Indebtedness secured by such Lien (except to the extent of any fees or other costs associated with any such extension, renewal or replacement); provided, however, that any Liens permitted by any of clauses (a) through (m) shall not extend to or cover any of the Issuer’s property or the property of any of its Subsidiaries, as the case may be, other than the property specified in such clauses and improvements to such property.

Notwithstanding the foregoing, the Issuer or any of its Restricted Subsidiaries may, without equally and ratably securing the 2026 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto and to the retirement of any Indebtedness that is being retired substantially concurrently, Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (2) $3.5 billion.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2026 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its Restricted Subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

such transaction was entered into prior to the date of the initial issuance of the 2026 Notes (other than any additional 2026 Notes) or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(b)	such transaction was for the sale and leasing back to the Issuer or any of its wholly- owned Subsidiaries of any Principal Property by one of the Issuer’s Restricted Subsidiaries;

(c)	such transaction involves a lease for not more than three years (or which may be terminated by the Issuer or its Restricted Subsidiaries within a period of not more than three years);

(d)

the Issuer would be entitled to incur Indebtedness secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the 2026 Notes pursuant to the first paragraph of the “—Limitation on Liens” covenant described above; or

(e)

the Issuer or any of its Restricted Subsidiaries applies an amount equal to the net proceeds from the sale of such Principal Property to the purchase of other property or assets used or useful in its business (including the purchase or development of other Principal Property) or to the retirement of Indebtedness that is pari passu with the 2026 Notes (including the 2026 Notes) within 365 days before or after the effective date of any such sale and leaseback transaction, provided that, in lieu of applying such amount to the retirement of pari passu Indebtedness, the Issuer may deliver 2026 Notes to the Trustee for cancellation, such 2026 Notes to be credited at the cost thereof.

Notwithstanding the restrictions set forth in the preceding paragraph, the Issuer or any of its Restricted Subsidiaries may enter into any sale and leaseback transaction which would otherwise be subject to the foregoing restrictions, if after giving effect thereto Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the relevant date of determination and (2) $3.5 billion.

“Aggregate Debt” means the sum of the following, as of the date of determination: (1) the aggregate principal amount of the Issuer’s and its Restricted Subsidiaries’ Indebtedness incurred after the date of initial issuance of the 2026 Notes and secured by Liens not permitted by the first paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its Restricted Subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the date of the initial issuance of the 2026 Notes pursuant to the second paragraph of “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (1) the fair market value of such Principal Property as determined in good faith by the Issuer’s board of directors, and (2) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, indebtedness of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments).

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its Restricted Subsidiaries located in the United States, including the Issuer’s principal corporate office, any other offices or data centers or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s board of directors has determined not to be of material importance to the business conducted by the Issuer’s Subsidiaries and the Issuer, taken as a whole.

“Restricted Subsidiary” means any subsidiary of the Issuer that constitutes a “significant subsidiary” (as such term is defined in Regulation S-X, promulgated pursuant to the Securities Act), excluding (a) any subsidiary which is not organized under the laws of any state of the United States of America, (b) any subsidiary which conducts the major portion of its business outside the United States of America and (c) any subsidiary of any of the foregoing.

21.	Conversion and Exchange. The 2026 Notes shall not be convertible into or exchangeable for any other security.

22.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2026 Notes, create and issue additional 2026 Notes with the same terms as the 2026 Notes issued on June 9, 2023 (the “Initial 2026 Notes”), except for the issue date, the offering price and, under certain circumstances, the first interest payment date. Such additional 2026 Notes shall be consolidated and form a single series with the Initial 2026 Notes; provided that if such additional 2026 Notes are not fungible with the Initial 2026 Notes for U.S. federal income tax purposes, such additional 2026 Notes will have one or more separate Common Code/ISIN numbers. No additional 2026 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2026 Notes.

23.	Definitions. Capitalized terms used but not otherwise defined in this Annex shall have the respective meanings ascribed to such terms in the Indenture.

As used herein, the following term has the specified meaning:

“Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the Borough of Manhattan, The City of New York, London or Tokyo are authorized or required by law, regulation or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET system), or any successor or replacement for that system, operates.

“yen” and “¥” means the lawful currency of Japan.

24.

Other Terms. The 2026 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2026 Notes attached hereto as Annex B-1. In case of any conflict between this Annex or the form of the 2026 Notes and the Indenture, this Annex or the form of the 2026 Notes shall control, as applicable.

ANNEX B-1

FORM OF 2026 NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING S.A., LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. R-B1	COMMON CODE NO. 263423429

ISIN NO. XS2634234293

PAYPAL HOLDINGS, INC.

0.972% Notes due 2026

PayPal Holdings, Inc., a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of Twenty Three Billion Yen (¥23,000,000,000) on June 9, 2026 and to pay interest on said principal sum from June 9, 2023, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 9 and December 9 (each such date, an “Interest Payment Date”) of each year commencing on December 9, 2023, at the rate of 0.972% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to

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on the reverse hereof) be paid to the Person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding May 25 and November 25 prior to such Interest Payment Date, as applicable (whether or not such record date is a Business Day). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures. In order to provide for all payments due on the 2026 Notes as the same shall become due, the Issuer shall cause to be paid to the paying agent, no later than 10:00 a.m. London time one Business Day prior to such payment date, at such bank as the paying agent shall previously have notified to the Issuer, in immediately available funds sufficient to meet all payments due on the 2026 Notes.

Initial Holders will be required to pay for the this Note in yen, and all payments on this Note will be payable in yen, provided, that if on or after June 2, 2023, the yen is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control, then all payments in respect of this Note will be made in U.S. dollars until the yen is again available to the Issuer or so used. The amount payable on any date in yen will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/yen exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Issuer’s sole discretion on the basis of the most recently available market exchange rate for the yen. Any payment in respect of this Note so made in U.S. dollars will not constitute an Event of Default under this Note or the Indenture governing this Note. Neither the Trustee nor the paying agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“yen” and “¥” means the lawful currency of Japan.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Except as defined herein, capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture. As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the Borough of Manhattan, The City of New York, London or Tokyo are authorized or required by law, regulation or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET system), or any successor or replacement for that system, operates.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

PAYPAL HOLDINGS, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to 2026 Global Note – B1]

[REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of Securities of the Issuer designated as its 0.972% Notes due 2026 (the “Notes”). The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of September 26, 2019 (the “Indenture”), duly executed and delivered between the Issuer and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as trustee with respect to the Notes (the “Trustee”), to which the Indenture and the Officer’s Certificate setting forth the terms of the Notes is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The Notes are Senior Securities within the meaning of the Indenture.

The Notes are issuable only as Registered Securities in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision of or taxing authority in the United States), or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is announced or becomes effective on or after June 2, 2023, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, there is a substantial probability that the Issuer will become, obligated to pay Additional Amounts (as defined below), with respect to the 2026 Notes, then the Issuer may at any time at its option redeem the 2026 Notes, in whole but not in part, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the 2026 Notes being redeemed to, but excluding, the date fixed for redemption. The Issuer must give the Holders of the 2026 Notes notice of any redemption of the 2026 Notes not less than 10 days or more than 60 days before the date fixed for redemption.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a

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result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., London time one Business Day prior to such payment date, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein. In addition, the Issuer will not be required to, and will not, make an offer to repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes.

If Holders of not less than 90% in aggregate principal amount of the Notes then outstanding validly tender and do not withdraw such Notes in an offer to repurchase the Notes upon a Change of Control Repurchase Event and the Issuer, or any third party making such an offer in lieu of the Issuer as described above, purchases all of such Notes properly tendered and not withdrawn by such Holders, the Issuer or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided, that such notice is given not more than 60 days following such repurchase pursuant to the offer to repurchase the Notes upon a Change of Control Repurchase Event described above) to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Payment Date.

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“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect Holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer or the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

All payments of principal and interest in respect of the 2026 Notes will be made free and clear of, and without deduction or withholding for or on account of any present or future taxes, duties, assessments or other governmental charges of whatsoever nature required to be deducted or withheld by the United States or any political subdivision or taxing authority of or in the United States (collectively, “Taxes”), unless such withholding or deduction is required by law or the official interpretation or administration thereof.

In the event any withholding or deduction on payments in respect of the 2026 Notes for or on account of any present or future tax, assessment or other governmental charge is required to be deducted or withheld by the United States or any political subdivision or taxing authority thereof or therein, the Issuer will pay such additional amounts (the “Additional Amounts”) on the 2026 Notes as will result in receipt by each beneficial owner of such note that is not a U.S. Person (as defined below) of such amounts (after all such withholding or deduction, including on any Additional Amounts) as would have been received by such beneficial owner had no such withholding or deduction been required. The Issuer will not be required, however, to make any payment of Additional Amounts for or on account of:

a.

any tax, assessment or other governmental charge that would not have been imposed but for (1) the existence of any present or former connection (other than a connection arising solely from the ownership of those 2026 Notes or the receipt of payments in respect of those 2026 Notes) between a Holder of a 2026 Note (or the beneficial owner for whose benefit such Holder holds such 2026 Note), or between a fiduciary, settlor, beneficiary of, member or shareholder of, or possessor of a power over, that Holder or beneficial owner (if that Holder or beneficial owner is an estate, trust, partnership or corporation) and the United States, including that Holder or beneficial owner, or that fiduciary, settlor, beneficiary, member, shareholder or possessor, being or having been a citizen or resident or treated as a resident of the United States or being or having been engaged in trade or business or present in the United States or having had a permanent establishment in the United States or (2) the presentation of a 2026 Note for payment on a date more than 30 days after the later of the date on which that payment becomes due and payable and the date on which payment is duly provided for;

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b.	any estate, inheritance, gift, sales, transfer, capital gains, excise, personal property, wealth or similar tax, assessment or other governmental charge;

c.

any tax, assessment or other governmental charge imposed by reason of the beneficial owner’s past or present status as a passive foreign investment company, a controlled foreign corporation, a foreign tax exempt organization or a personal holding company with respect to the United States or as a corporation that accumulates earnings to avoid U.S. federal income tax;

d.	any tax, assessment or other governmental charge which is payable by any method other than withholding or deducting from payment of principal of or premium, if any, or interest on such 2026 Notes;

e.

any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of and premium, if any, or interest on any 2026 Note if that payment can be made without withholding by any other paying agent;

f.

any tax, assessment or other governmental charge which would not have been imposed but for the failure of a beneficial owner or any Holder of 2026 Notes to comply with the Issuer’s request or a request of the Issuer’s agent to satisfy certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of the beneficial owner or any Holder of the 2026 Notes that such beneficial owner or Holder is legally able to deliver (including, but not limited to, the requirement to provide an applicable Internal Revenue Service Form W-8, or any subsequent versions thereof or successor thereto, and including, without limitation, any documentation requirement under an applicable income tax treaty);

g.

any tax, assessment or other governmental charge imposed on interest received by (1) a 10-percent shareholder (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the U.S. Treasury regulations that may be promulgated thereunder) of the Issuer, (2) a controlled foreign corporation that is related to the Issuer within the meaning of Section 864(d)(4) of the Code or (3) a bank receiving interest described in Section 881(c)(3)(A) of the Code, to the extent such tax, assessment or other governmental charge would not have been imposed but for the beneficial owner’s status as described in clauses (1) through (3) of this paragraph (g);

h.

any tax, assessment or other governmental charge required to be withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections) (“FATCA”), any regulations or other guidance thereunder, or any agreement (including any intergovernmental agreement) entered into in connection therewith; or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or

i.	any combination of items (a), (b), (c), (d), (e), (f), (g) and (h);

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nor will the Issuer pay any Additional Amounts to any beneficial owner or Holder of 2026 Notes who is a fiduciary or partnership (including any entity treated as a partnership for U.S. federal income tax purposes) to the extent that a beneficiary or settlor with respect to that fiduciary or a member of that partnership or a beneficial owner thereof would not have been entitled to the payment of those Additional Amounts had that beneficiary, settlor, member or beneficial owner been the beneficial owner of those notes.

As used in the preceding paragraph, “U.S. Person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable U.S. Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Any reference in the terms of the 2026 Notes to any amounts in respect of the 2026 Notes shall be deemed also to refer to any Additional Amounts which may be payable under this provision.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX C

Pursuant to Section 2.3 of the Indenture, dated as of September 26, 2019 (the “Indenture”), between PayPal Holdings, Inc., a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of Securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “1.240% Notes due 2028” (the “2028 Notes”).

2.

Initial Aggregate Principal Amount. The 2028 Notes shall be limited in initial aggregate principal amount to ¥37,000,000,000 (except for 2028 Notes authenticated and delivered upon registration of transfer or exchange in accordance with the Indenture or this Annex C (this “Annex”)).

3.	Currency Denomination. The 2028 Notes shall be denominated in yen.

4.	Maturity. The date on which the principal of the 2028 Notes is payable is June 9, 2028.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2028 Note shall bear interest from June 9, 2023 at 1.240% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 9 and December 9 of each year, commencing on December 9, 2023, to the Persons in whose names the 2028 Notes are registered at the close of business on the immediately preceding May 25 and November 25, respectively (whether or not such record date is a Business Day). Interest on the 2028 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 9, 2023. Interest on the 2028 Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2028 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and no additional interest shall accrue as a result of such delay in payment).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2028 Notes shall be payable by wire transfer to the account of the Depositary or its nominee, in accordance with the Applicable Procedures. In order to provide for all payments due on the 2028 Notes as the same shall become due, the Issuer shall cause to be paid to the paying agent, no later than 10:00 a.m. London time one Business Day prior to such payment date, at such bank as the paying agent shall previously have notified to the Issuer, in immediately available funds sufficient to meet all payments due on the 2028 Notes. The first paragraph of Section 3.2 of the Indenture is not applicable for the 2028 Notes.

7.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision of or taxing authority in the United States), or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is announced or becomes effective on or after June 2, 2023, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, there is a substantial probability that the Issuer will become, obligated to pay Additional Amounts (as described in Section 16 below), with respect to the 2028 Notes, then the Issuer may at any time at its option redeem the 2028 Notes, in whole but not in part, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the 2028 Notes being redeemed to, but excluding, the date fixed for redemption. The Issuer must give the Holders of the 2028 Notes notice of any redemption of the 2028 Notes not less than 10 days nor more than 60 days before the date fixed for redemption.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2028 Notes in whole as described in Section 7 above, the Issuer will be required to make an offer to each Holder of 2028 Notes to repurchase all or any part (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) of such Holder’s 2028 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2028 Notes repurchased plus any accrued and unpaid interest, if any, on the 2028 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2028 Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2028 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2028 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2028 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)

accept for payment all 2028 Notes or portions of 2028 Notes (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., London time one Business Day prior to such payment date, an amount equal to the aggregate purchase price in respect of all 2028 Notes or portions of 2028 Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the 2028 Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of 2028 Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of 2028 Notes held in book- entry form, transmit electronically) to each Holder of 2028 Notes properly tendered the repurchase price for such 2028 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2028 Note equal in principal amount to any unrepurchased portion of any 2028 Notes surrendered; provided, that each new 2028 Note will be in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof.

The Issuer will not be required to make an offer to repurchase the 2028 Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8 and the third party repurchases all 2028 Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8. In addition, the Issuer will not be required to, and the Issuer will not, make an offer to repurchase any 2028 Notes upon a Change of Control Repurchase Event if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the 2028 Notes.

If Holders of not less than 90% in aggregate principal amount of the 2028 Notes then outstanding validly tender and do not withdraw such 2028 Notes in an offer to repurchase the 2028 Notes upon a Change of Control Repurchase Event and the Issuer, or any third party making such an offer in lieu of the Issuer as described above, purchases all of such 2028 Notes properly tendered and not withdrawn by such Holders, the Issuer or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided, that such notice is given not more than 60 days following such repurchase pursuant to the offer to repurchase the notes upon a Change of Control Repurchase Event described above) to redeem all 2028 Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the 2028 Notes repurchased plus accrued and unpaid interest, if any, on the 2028 Notes repurchased to, but excluding, the Second Change of Control Payment Date.

“Below Investment Grade Rating Event” means the 2028 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2028 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction.

Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the 2028 Notes or fails to make a rating of the 2028 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw- Hill Companies, Inc.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2028 Notes are not mandatorily redeemable. The 2028 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2028 Notes shall be issued initially in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof.

11.

Amount Payable Upon Acceleration. The principal of the 2028 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture. The 2028 Notes shall not be Original Issue Discount Securities within the meaning of the Indenture.

12.	Payment Currency. Principal and interest on the 2028 Notes, including payments made upon any redemption of the 2028 Notes, shall be payable in yen, except as noted in Section 13 below.

13.

Payment Currency – Election. If yen is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control, then all payments in respect of the Notes will be made in U.S. dollars until the yen is again available to the Issuer or so used.

14.

Payment Currency – Index. The amount payable on any date in yen will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/yen exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined by the Issuer in its sole discretion on the basis of the most recently available market exchange rate for yen. Any payment in respect of the Notes so made in U.S. dollars will not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the paying agent will have any responsibility for any calculation or conversion in connection with the foregoing.

15.

Registered Securities. The 2028 Notes shall be issued only as Registered Securities. The 2028 Notes shall initially be issuable as Registered Global Securities and registered in the name of the nominee of the common depositary for the accounts of Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme, subject to Section 2.8 of the Indenture.

16.

Additional Amounts. (a) All payments of principal and interest in respect of the 2028 Notes will be made free and clear of, and without deduction or withholding for or on account of any present or future taxes, duties, assessments or other governmental charges of whatsoever nature required to be deducted or withheld by the United States or any political subdivision or taxing authority of or in the United States (collectively, “Taxes”), unless such withholding or deduction is required by law or the official interpretation or administration thereof. (b) In the event any withholding or deduction on payments in respect of the 2028 Notes for or on account of any present or future tax, assessment or other governmental charge is required to be deducted or withheld by the United States or any political subdivision or taxing authority thereof or therein, the Issuer will pay such additional amounts (the “Additional Amounts”) on the 2028 Notes as will result in receipt by each beneficial owner of such note that is not a U.S. Person (as defined below) of such amounts (after all such withholding or deduction, including on any Additional Amounts) as would have been received by such beneficial owner had no such withholding or deduction been required. (c) The Issuer will not be required, however, to make any payment of Additional Amounts for or on account of: (i) any tax, assessment or other governmental charge that would not have been imposed but for (1) the existence of any present or former connection (other than a connection arising solely from the ownership of those 2028 Notes or the receipt of payments in respect of those 2028 Notes) between a Holder of a 2028 Note (or the beneficial owner for whose benefit such Holder holds such 2028 Note), or between a fiduciary, settlor, beneficiary of, member or shareholder of, or possessor of a power over, that Holder or beneficial owner (if that Holder or beneficial owner is an estate, trust, partnership or corporation) and the United States, including that Holder or beneficial owner, or that fiduciary, settlor, beneficiary, member, shareholder or possessor, being or having been a citizen or resident or treated as a resident of the United States or being or having been engaged in trade or business or present in the United States or having had a permanent establishment in the United States or (2) the presentation of a 2028 Note for payment on a date more than 30 days after the later of the date on which that payment becomes due and payable and the date on which payment is duly provided for; (ii) any estate, inheritance, gift, sales, transfer, capital gains, excise, personal property, wealth or similar tax, assessment or other governmental charge; (iii) any tax, assessment or other governmental charge imposed by reason of the beneficial owner’s past or present status as a passive foreign investment company, a controlled foreign corporation, a foreign tax exempt organization or a personal holding company with respect to the United States or as a corporation that accumulates earnings to avoid U.S. federal income tax; (iv) any tax, assessment or other governmental charge which is payable by any method other than withholding or deducting from payment of principal of or premium, if any, or interest on such 2028 Notes; (v) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of and premium, if any, or interest on any 2028 Note if that payment can be made without withholding by any other paying agent; (vi) any tax, assessment or other governmental charge which would not have been imposed but for the failure of a beneficial owner or any Holder of 2028 Notes to comply with the Issuer’s request or a request of the Issuer’s agent to satisfy certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of the beneficial owner or any Holder of the 2028 Notes that such beneficial owner or Holder is legally able to deliver (including, but not limited to, the requirement to provide an applicable Internal Revenue Service Form W-8, or any subsequent versions thereof or successor thereto, and including, without limitation, any documentation requirement under an applicable income tax treaty); (vii) any tax, assessment or other governmental charge imposed on interest received by (1) a 10-percent shareholder (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the U.S. Treasury regulations that may be promulgated thereunder) of the Issuer, (2) a controlled foreign corporation that is related to the Issuer within the meaning of Section 864(d)(4) of the Code or (3) a bank receiving interest described in Section 881(c)(3)(A) of the Code, to the extent such tax, assessment or other governmental charge would not have been imposed but for the beneficial owner’s status as described in clauses (1) through (3) of this paragraph (vii); (viii) any tax, assessment or other governmental charge required to be withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections) (“FATCA”), any regulations or other guidance thereunder, or any agreement (including any intergovernmental agreement) entered into in connection therewith; or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or (ix) any combination of items (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii); nor will the Issuer pay any Additional Amounts to any beneficial owner or Holder of 2028 Notes who is a fiduciary or partnership (including any entity treated as a partnership for U.S. federal income tax purposes) to the extent that a beneficiary or settlor with respect to that fiduciary or a member of that partnership or a beneficial owner thereof would not have been entitled to the payment of those Additional Amounts had that beneficiary, settlor, member or beneficial owner been the beneficial owner of those notes. (d) As used in the preceding paragraph, “U.S. Person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable U.S. Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. (e) Any reference in the terms of the 2028 Notes to any amounts in respect of the 2028 Notes shall be deemed also to refer to any Additional Amounts which may be payable under this provision.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2028 Notes in definitive form.

18.

Registrar; Paying Agent; Depositary. Elavon Financial Services DAC will serve as the Registrar and Transfer Agent and Elavon Financial Services DAC, UK Branch will serve as Paying Agent for the 2028 Notes. Elavon Financial Services DAC will initially serve as the Depositary for the 2028 Notes. Notwithstanding the foregoing, upon notice to the Trustee, the Issuer may change the paying agent, registrar or transfer agent.

19.

Events of Default. In addition to the Events of Default set forth in Section 5.1 of the Indenture, the failure by the Issuer to repurchase 2028 Notes tendered for repurchase following the occurrence of a Change of Control Repurchase Event in conformity with the covenant set forth in Section 8 hereof is an Event of Default with respect to the 2028 Notes.

20.	Covenants. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2028 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2028 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on (a) any Principal Property or (b) any capital stock or Indebtedness of any of the Issuer’s Restricted Subsidiaries (together, “Property”), in each case whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2028 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)

Liens existing on the date of the initial issuance of the 2028 Notes (other than any additional 2028 Notes) or that the Issuer or any of its Restricted Subsidiaries have agreed to pursuant to the terms of agreements existing on the date of the initial issuance of the 2028 Notes (other than any additional 2028 Notes);

(b)	Liens created or incurred after the date of the initial issuance of the 2028 Notes (other than any additional 2028 Notes) created in favor of the holders of the 2028 Notes;

(c)	Liens in favor of the Issuer or one of its Subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 12 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Property, whichever is latest, and shall attach solely to such Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of the purchase price of such Property;

(e)

Liens on any Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(f)

statutory or legislative Liens or other similar Liens (including pledges, deposits, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law) arising in the ordinary course of the Issuer or any of its Restricted Subsidiaries’ business, or Liens arising out of government contracts;

(g)

Liens in connection with legal proceedings, including Liens arising out of judgments or awards, in each case so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(h)

Liens for taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of a Restricted Subsidiary;

(i)	Liens incurred in connection with an acquisition of assets or a project financed on a non- recourse basis;

(j)

deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(k)

easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of the Issuer’s business;

(l)

Liens securing obligations arising under or related to (a) the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business (each such transaction, a “Settlement”) and (b) any payment or reimbursement obligation in respect of the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement (including, for the avoidance of doubt, any agreement with a bank or financial institution providing for short term financing for the purpose of funding any Settlement);

(m)	Liens securing securitized indebtedness and receivables factoring, discounting, facilities or securitizations; and

(n)

any extensions, renewals or replacements of any Lien referred to in clauses (a) through (m) without increase of the principal of the Indebtedness secured by such Lien (except to the extent of any fees or other costs associated with any such extension, renewal or replacement); provided, however, that any Liens permitted by any of clauses (a) through (m) shall not extend to or cover any of the Issuer’s property or the property of any of its Subsidiaries, as the case may be, other than the property specified in such clauses and improvements to such property.

Notwithstanding the foregoing, the Issuer or any of its Restricted Subsidiaries may, without equally and ratably securing the 2028 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto and to the retirement of any Indebtedness that is being retired substantially concurrently, Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (2) $3.5 billion.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2028 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its Restricted Subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

such transaction was entered into prior to the date of the initial issuance of the 2028 Notes (other than any additional 2028 Notes) or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(b)	such transaction was for the sale and leasing back to the Issuer or any of its wholly- owned Subsidiaries of any Principal Property by one of the Issuer’s Restricted Subsidiaries;

(c)	such transaction involves a lease for not more than three years (or which may be terminated by the Issuer or its Restricted Subsidiaries within a period of not more than three years);

(d)

the Issuer would be entitled to incur Indebtedness secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the 2028 Notes pursuant to the first paragraph of the “—Limitation on Liens” covenant described above; or

(e)

the Issuer or any of its Restricted Subsidiaries applies an amount equal to the net proceeds from the sale of such Principal Property to the purchase of other property or assets used or useful in its business (including the purchase or development of other Principal Property) or to the retirement of Indebtedness that is pari passu with the 2028 Notes (including the 2028 Notes) within 365 days before or after the effective date of any such sale and leaseback transaction, provided that, in lieu of applying such amount to the retirement of pari passu Indebtedness, the Issuer may deliver 2028 Notes to the Trustee for cancellation, such 2028 Notes to be credited at the cost thereof.

Notwithstanding the restrictions set forth in the preceding paragraph, the Issuer or any of its Restricted Subsidiaries may enter into any sale and leaseback transaction which would otherwise be subject to the foregoing restrictions, if after giving effect thereto Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the relevant date of determination and (2) $3.5 billion.

“Aggregate Debt” means the sum of the following, as of the date of determination: (1) the aggregate principal amount of the Issuer’s and its Restricted Subsidiaries’ Indebtedness incurred after the date of initial issuance of the 2028 Notes and secured by Liens not permitted by the first paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its Restricted Subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the date of the initial issuance of the 2028 Notes pursuant to the second paragraph of “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (1) the fair market value of such Principal Property as determined in good faith by the Issuer’s board of directors, and (2) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, indebtedness of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments).

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its Restricted Subsidiaries located in the United States, including the Issuer’s principal corporate office, any other offices or data centers or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s board of directors has determined not to be of material importance to the business conducted by the Issuer’s Subsidiaries and the Issuer, taken as a whole.

“Restricted Subsidiary” means any subsidiary of the Issuer that constitutes a “significant subsidiary” (as such term is defined in Regulation S-X, promulgated pursuant to the Securities Act), excluding (a) any subsidiary which is not organized under the laws of any state of the United States of America, (b) any subsidiary which conducts the major portion of its business outside the United States of America and (c) any subsidiary of any of the foregoing.

21.	Conversion and Exchange. The 2028 Notes shall not be convertible into or exchangeable for any other security.

22.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2028 Notes, create and issue additional 2028 Notes with the same terms as the 2028 Notes issued on June 9, 2023 (the “Initial 2028 Notes”), except for the issue date, the offering price and, under certain circumstances, the first interest payment date. Such additional 2028 Notes shall be consolidated and form a single series with the Initial 2028 Notes; provided that if such additional 2028 Notes are not fungible with the Initial 2028 Notes for U.S. federal income tax purposes, such additional 2028 Notes will have one or more separate Common Code/ISIN numbers. No additional 2028 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2028 Notes.

23.	Definitions. Capitalized terms used but not otherwise defined in this Annex shall have the respective meanings ascribed to such terms in the Indenture.

As used herein, the following term has the specified meaning:

“Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the Borough of Manhattan, The City of New York, London or Tokyo are authorized or required by law, regulation or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET system), or any successor or replacement for that system, operates.

“yen” and “¥” means the lawful currency of Japan.

24.

Other Terms. The 2028 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2028 Notes attached hereto as Annex C-1. In case of any conflict between this Annex or the form of the 2028 Notes and the Indenture, this Annex or the form of the 2028 Notes shall control, as applicable.

ANNEX C-1

FORM OF 2028 NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING S.A., LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. R-C1	COMMON CODE NO. 263423437
ISIN NO. XS2634234376

PAYPAL HOLDINGS, INC.

1.240% Notes due 2028

PayPal Holdings, Inc., a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of Thirty Seven Billion Yen (¥37,000,000,000) on June 9, 2028 and to pay interest on said principal sum from June 9, 2023, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 9 and December 9 (each such date, an “Interest Payment Date”) of each year commencing on December 9, 2023, at the rate of 1.240% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to

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on the reverse hereof) be paid to the Person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding May 25 and November 25 prior to such Interest Payment Date, as applicable (whether or not such record date is a Business Day). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures. In order to provide for all payments due on the 2028 Notes as the same shall become due, the Issuer shall cause to be paid to the paying agent, no later than 10:00 a.m. London time one Business Day prior to such payment date, at such bank as the paying agent shall previously have notified to the Issuer, in immediately available funds sufficient to meet all payments due on the 2028 Notes.

Initial Holders will be required to pay for the this Note in yen, and all payments on this Note will be payable in yen, provided, that if on or after June 2, 2023, the yen is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control, then all payments in respect of this Note will be made in U.S. dollars until the yen is again available to the Issuer or so used. The amount payable on any date in yen will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/yen exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Issuer’s sole discretion on the basis of the most recently available market exchange rate for the yen. Any payment in respect of this Note so made in U.S. dollars will not constitute an Event of Default under this Note or the Indenture governing this Note. Neither the Trustee nor the paying agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“yen” and “¥” means the lawful currency of Japan.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Except as defined herein, capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture. As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the Borough of Manhattan, The City of New York, London or Tokyo are authorized or required by law, regulation or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET system), or any successor or replacement for that system, operates.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

PAYPAL HOLDINGS, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to 2028 Global Note – C1]

[REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of Securities of the Issuer designated as its 1.240% Notes due 2028 (the “Notes”). The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of September 26, 2019 (the “Indenture”), duly executed and delivered between the Issuer and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as trustee with respect to the Notes (the “Trustee”), to which the Indenture and the Officer’s Certificate setting forth the terms of the Notes is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The Notes are Senior Securities within the meaning of the Indenture.

The Notes are issuable only as Registered Securities in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision of or taxing authority in the United States), or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is announced or becomes effective on or after June 2, 2023, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, there is a substantial probability that the Issuer will become, obligated to pay Additional Amounts (as defined below), with respect to the 2028 Notes, then the Issuer may at any time at its option redeem the 2028 Notes, in whole but not in part, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the 2028 Notes being redeemed to, but excluding, the date fixed for redemption. The Issuer must give the Holders of the 2028 Notes notice of any redemption of the 2028 Notes not less than 10 days or more than 60 days before the date fixed for redemption.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a

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result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., London time one Business Day prior to such payment date, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of ¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein. In addition, the Issuer will not be required to, and will not, make an offer to repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes.

If Holders of not less than 90% in aggregate principal amount of the Notes then outstanding validly tender and do not withdraw such Notes in an offer to repurchase the Notes upon a Change of Control Repurchase Event and the Issuer, or any third party making such an offer in lieu of the Issuer as described above, purchases all of such Notes properly tendered and not withdrawn by such Holders, the Issuer or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided, that such notice is given not more than 60 days following such repurchase pursuant to the offer to repurchase the Notes upon a Change of Control Repurchase Event described above) to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Payment Date.

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“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect Holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer or the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

All payments of principal and interest in respect of the 2028 Notes will be made free and clear of, and without deduction or withholding for or on account of any present or future taxes, duties, assessments or other governmental charges of whatsoever nature required to be deducted or withheld by the United States or any political subdivision or taxing authority of or in the United States (collectively, “Taxes”), unless such withholding or deduction is required by law or the official interpretation or administration thereof.

In the event any withholding or deduction on payments in respect of the 2028 Notes for or on account of any present or future tax, assessment or other governmental charge is required to be deducted or withheld by the United States or any political subdivision or taxing authority thereof or therein, the Issuer will pay such additional amounts (the “Additional Amounts”) on the 2028 Notes as will result in receipt by each beneficial owner of such note that is not a U.S. Person (as defined below) of such amounts (after all such withholding or deduction, including on any Additional Amounts) as would have been received by such beneficial owner had no such withholding or deduction been required. The Issuer will not be required, however, to make any payment of Additional Amounts for or on account of:

a.

any tax, assessment or other governmental charge that would not have been imposed but for (1) the existence of any present or former connection (other than a connection arising solely from the ownership of those 2028 Notes or the receipt of payments in respect of those 2028 Notes) between a Holder of a 2028 Note (or the beneficial owner for whose benefit such Holder holds such 2028 Note), or between a fiduciary, settlor, beneficiary of, member or shareholder of, or possessor of a power over, that Holder or beneficial owner (if that Holder or beneficial owner is an estate, trust, partnership or corporation) and the United States, including that Holder or beneficial owner, or that fiduciary, settlor, beneficiary, member, shareholder or possessor, being or having been a citizen or resident or treated as a resident of the United States or being or having been engaged in trade or business or present in the United States or having had a permanent establishment in the United States or (2) the presentation of a 2028 Note for payment on a date more than 30 days after the later of the date on which that payment becomes due and payable and the date on which payment is duly provided for;

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b.	any estate, inheritance, gift, sales, transfer, capital gains, excise, personal property, wealth or similar tax, assessment or other governmental charge;

c.

any tax, assessment or other governmental charge imposed by reason of the beneficial owner’s past or present status as a passive foreign investment company, a controlled foreign corporation, a foreign tax exempt organization or a personal holding company with respect to the United States or as a corporation that accumulates earnings to avoid U.S. federal income tax;

d.	any tax, assessment or other governmental charge which is payable by any method other than withholding or deducting from payment of principal of or premium, if any, or interest on such 2028 Notes;

e.

any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of and premium, if any, or interest on any 2028 Note if that payment can be made without withholding by any other paying agent;

f.

any tax, assessment or other governmental charge which would not have been imposed but for the failure of a beneficial owner or any Holder of 2028 Notes to comply with the Issuer’s request or a request of the Issuer’s agent to satisfy certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of the beneficial owner or any Holder of the 2028 Notes that such beneficial owner or Holder is legally able to deliver (including, but not limited to, the requirement to provide an applicable Internal Revenue Service Form W-8, or any subsequent versions thereof or successor thereto, and including, without limitation, any documentation requirement under an applicable income tax treaty);

g.

any tax, assessment or other governmental charge imposed on interest received by (1) a 10-percent shareholder (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the U.S. Treasury regulations that may be promulgated thereunder) of the Issuer, (2) a controlled foreign corporation that is related to the Issuer within the meaning of Section 864(d)(4) of the Code or (3) a bank receiving interest described in Section 881(c)(3)(A) of the Code, to the extent such tax, assessment or other governmental charge would not have been imposed but for the beneficial owner’s status as described in clauses (1) through (3) of this paragraph (g);

h.

any tax, assessment or other governmental charge required to be withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections) (“FATCA”), any regulations or other guidance thereunder, or any agreement (including any intergovernmental agreement) entered into in connection therewith; or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or

i.	any combination of items (a), (b), (c), (d), (e), (f), (g) and (h);

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nor will the Issuer pay any Additional Amounts to any beneficial owner or Holder of 2028 Notes who is a fiduciary or partnership (including any entity treated as a partnership for U.S. federal income tax purposes) to the extent that a beneficiary or settlor with respect to that fiduciary or a member of that partnership or a beneficial owner thereof would not have been entitled to the payment of those Additional Amounts had that beneficiary, settlor, member or beneficial owner been the beneficial owner of those notes.

As used in the preceding paragraph, “U.S. Person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable U.S. Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Any reference in the terms of the 2028 Notes to any amounts in respect of the 2028 Notes shall be deemed also to refer to any Additional Amounts which may be payable under this provision.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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